UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2005

Find/SVP, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	0-15152	13-2670985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Avenue of the Americas, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 645-4500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 10, 2005, Find/SVP, Inc. (“Find/SVP”) appointed Mr. Marc Litvinoff to serve as President of Find/SVP in addition to his existing position as Chief Operating Officer. Mr. Litvinoff has served as the Chief Operating Officer of Find/SVP since May 2004.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.	The following Exhibit is filed herewith as a part of this report:

Exhibit	Description

99.1	Press Release dated October 10, 2005 announcing the appointment of Marc Litvinoff as President of Find/SVP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Find/SVP has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIND/SVP, Inc.

Date: October 11, 2005	By:	/s/ Peter Stone
Name: Peter Stone
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated October 10, 2005 announcing the appointment of Marc Litvinoff as President of Find/SVP.